Aston Funds

Aston/Montag & Caldwell Growth Fund

Aston/Montag & Caldwell Mid Cap Growth Fund

Aston/Montag & Caldwell Balanced Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 30, 2010 to the Prospectus dated March 1, 2010 for the Aston Funds (the “Prospectus”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the subadviser to the Aston/Montag & Caldwell Growth Fund, Aston/Montag & Caldwell Mid Cap Growth Fund and Aston/Montag & Caldwell Balanced Fund. On September 24, 2010, the employees of Montag & Caldwell completed a buy-back of the firm from its parent, BNP Paribas Fortis (the “Transaction”). Pursuant to the Transaction, substantially all the assets of Montag & Caldwell were acquired by a newly formed entity, Montag & Caldwell, LLC (the “Company”), and shares of the Company were acquired by Montag & Caldwell Management, LLC, which is 100% owned by the Company’s employees.

The Company’s management team will remain unchanged and the firm will maintain the integrity of its investment process and philosophy. The Funds’ portfolio managers will not change as a result of the Transaction. No changes in the investment strategies, policies, ticker symbols, or fees of the Funds are anticipated as a result of the Transaction.

The Transaction may be deemed to have caused an “assignment” and automatic termination of the current sub-investment advisory agreement between Aston Asset Management, LP and Montag & Caldwell with respect to each Fund (each a “Sub-Investment Advisory Agreement”). In anticipation of the Transaction, the Board of Trustees of the Trust met in-person on March 18, 2010 and approved the continuance of the Sub-Investment Advisory Agreement for each Fund, on the same terms following the automatic termination of the agreement in connection with the Transaction.

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

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